EXHIBIT 10.1

                                 PROMISSORY NOTE

                                                         Made at Vancouver, B.C.
Principal Amount:               US$150,000                    September 14, 2000

FOR VALUE RECEIVED, COMMUNICATE.COM, INC., a Nevada corporation, and COMMUNICATE.COM, INC., an Alberta corporation (the "Companies"), and BRYAN LIEW, the president of the Companies, all with offices at Vancouver, B.C. (together, the "Borrower"), jointly and severally promise to pay to the order of PACIFIC CAPITAL MARKETS INC. (the "Lender"), a British Columbia company with an office at Suite 600, 1100 Melville Street, Vancouver, B.C. on demand the sum of
$150,000 lawful money of United States (the "Principal Sum") together with interest on the Principal Sum from September 14, 2000, both before and after maturity, default and judgment at the Interest Rate (as defined below).

For the purposes of this promissory note, Interest Rate means 9 per cent per annum.

Interest at the Interest Rate will be calculated monthly not in advance from and including September 14, 2000, compounded monthly and payable monthly on the last banking day of each month. If the Borrower fails to make any payment of interest, the Borrower will pay compounded interest on the unpaid interest on the last banking day of each month until paid.

The Borrower is entitled to prepay the Principal Sum in whole or in part at any time or from time to time.

The Borrower hereby waives presentment, protest, notice of protest and notice of dishonour of this promissory note.

COMMUNICATE.COM, INC.
A Nevada corporation




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Bryan Liew                        Bryan Liew




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Cameron Pan                       Signature of witness to Bryan Liew's signature



COMMUNICATE.COM, INC.
An Alberta corporation

                                  Name of witness


-------------------------------   Address of witness
Bryan Liew



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Cameron Pan                       Occupation of witness